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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated February 16, 1996, included in Enron Corp.'s Current Report on Form 8-K dated March 8, 1996 and Annual Report on Form 10-K for the year ended December 31, 1995, and to all references to our Firm included in this Registration Statement.



                                                     ARTHUR ANDERSEN LLP



Houston, Texas
October 28, 1996